UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16 , 2009

China New Energy Group Company

  (Exact name of Registrant as specified in its charter)

Delaware	001-32691	65-0972647
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 20/F, Center Plaza, No.188 Jie Fang Road
He Ping District, Tianjin, 300042
People's Republic of China

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (011)-86-22-5829 9778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act(17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under theExchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under theExchange Act (17CFR240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement.

Lean Zhongran

On December 16, 2009, Willsky Development, Ltd., a British Virgin Islands company and our wholly-owned subsidiary (“Willsky” or the “Transferee”), entered into an Equity Interest Purchase Agreement (the “Agreement”), to acquire all of the outstanding equity interest of Fuzhou City Lean Zhongran Gas Inc. a PRC company (“Lean Zhongran”), from Flying Dragon Resource Development Limited (the “Transferor”).

The effectiveness of the Agreement was subject to the approval of our Board of Directors which approval was granted on December 2, 2009.

Under the Agreement, Willsky has agreed to purchase 100% of the outstanding equity interest of Lean Zhongran for a total purchase price of RMB 4,800,000 (approximately $702,782 US Dollars) which purchase price is based on an appraised value of Lean Zhongran as of September 30, 2009.  The purchase price will be adjusted to reflect the appraised value of the assets as of the closing date.  The closing of the transaction is subject to board approval.

The following conditions are required to be satisfied prior to the closing of the transaction:

1)
All necessary permits, consents, licenses, approvals or authorizations, relating  to the legality, validity or enforceability of the sale of the transferred equity shall have been issued by the relevant government authorities, departments or other organizations;

2)	All necessary processes, formalities and procedures relating to the transfer of the transferred equity shall have been completed or performed; and

3)	The transfer of the equity shall not result in the loss by the Lean Zhongran of the right to operate the urban gas pipeline.

The purchase price is payable in three installments. The first installment of 28% of the total purchase price is payable within 5 business days of the satisfaction of the following conditions:

1)
receipt of written confirmation for the relevant government authority that following the transfer Lean Zhongran will continue to have the continuous and uninterrupted right to operate the local urban gas pipeline project; and

2)
the proposed equity transfer shall have been approved by the board of directors and shareholders of Lean Zhongran all other necessary procedure required by law or its charter documents shall have been obtained.  This condition has been satisfied.

The governmental confirmation referred to in 1 above has not yet been obtained as the governmental authority is requiring the transferor to increase the registered capital to $15 million prior to issuing the confirmation.

The above condition was required to be satisfied before December 20, 2009, otherwise Willsky has the right to terminate the agreement and the transferor shall be required to pay the Transferee RMB 500,000 Yuan as a penalty and indemnify the transferor for any losses.

The process of completing the equity transfer will not begin until three business days after the delivery of the first installment.  If payment of the first installment is not made the agreement will be terminated.  Following receipt of the first payment Transferor must complete the following conditions otherwise the obligation to pay the second installment will terminate:

1)
complete the necessary registration procedures relating to the equity transfer before December 31, 2009 including any and all documents required by the Committed of Foreign  Trade and Economic Co-Operation and AIC;

2)	obtain the new business license;
3)	assist Lean Zhongran to obtain all necessary approvals and permits for the environmental assessment, plan, construction, safety evaluation and other procedures;
4)
release public statements in the local media (after consulting with and obtaining  prior approval Lean Zhongran) to announce that neither the Transferor or  Lean Zhongran is not subject to any pending litigation or arbitration or event or circumstance that might result in the  freezing or seizure of possession or their assets and that none of such events are threatened;

5)	Lean Zhongran shall not be subject to any outstanding guarantee or mortgages provided for the benefit of any third party;
6)
prior to the completion of the transfer, all rights (including the accounts receivable), liabilities (contingent or otherwise) and obligations (including accounts payable) with respect to contracts entered into prior to the transfer of  the equity of Lean Zhongran shall be transferred to and assumed by the Transferor and Transferee shall be indemnified against any losses.  Transferor shall provide the lists of creditors' rights and obligations to the Transferee;

7)	Transferor and the Lean Zhongran are required to assist the Transferee to complete the transfer of the assets;
8)
Transferor shall deliver to the Transferee all company stamps, certificates, licenses, government permits and documents and materials of engineering, finance, human resources and business contracts relating to the operation of the business of Lean Zhongran; and

9)	The transfer of the equity shall be complete; including delivery of shareholder certificates.

The second installment consists of 52% of the total purchase price and is payable on April 30, 2010, subject to prior completion of the following additional conditions:

1)	All procedures required for the first installment shall have been completed without any interruption to the business and operations of Lean Zhongran;
2)	Transferor shall have assisted Lean Zhongran to obtain the approvals and permits for the plan, construction, environmental assessment, safety evaluation and other procedures for the gas project;
3)	Lean Zhongran shall have satisfied Transferee as to satisfactory construction of the completed pipelines.
4)	Transferor shall deliver the originals of the above documents or satisfaction of above conditions.

The above conditions shall be satisfied or completed before April 30, 2010, otherwise the Transferee is entitled to terminate this Agreement and the Transferor shall pay the Transferee RMB 300,000 Yuan as penalty and indemnify the transferor for any losses.

The Transferor has agreed to assist Transferee to obtain all the approvals and permits required for the planning, construction, environmental assessment, safety evaluation and other procedures of the gas project of Lean Zhongran before April 30, 2010.  If the Transferor breaches this obligation, Transferee is entitled to reduce the purchase price payable by Renminbi 100,000Yuan or to request Renminbi 100,000 Yuan as compensation for breach of this agreement by the Transferor.

Transferor has agreed to ensure that before the completion of the equity transfer in order to maintain the continuity of the personnel of Lean Zhogran, the hiring new staff, salary adjustments or other changes shall not occur subject to certain permitted exceptions. Transferor has also agreed that new construction advances shall not be made subject to certain permitted exceptions. Transferee is entitled to deduct from the purchase price any losses for any breach these obligations.

The Agreement also contains representations and warranties by the Transferor customary for transactions of this nature the breach of which give the Transferee the right to deduct RMB 500,000 from the purchase price.    Further, the Transferee is entitled to be fully indemnified in the event of fraud or a material omission by Transferor. A breach of representation or warranty by either party gives the non breaching party the right to terminate the contract and sue for compensation.

The third and final installment is 20% of the purchase price.  In order to ensure the smooth transition of the business and operations of Lean Zhongran the Transferee will keep the third installment as a deposit, which will be paid to the Transferor on August 31, 2010 on condition that all of the pre-transfer liabilities were assumed by the Transferor and the target company shall be free of all pre transfer liabilities.

Lean Zhongran is primarily engaged in the business of the supply of natural gas and construction and development of a gas pipeline network in urban areas.  It was incorporated on August 16, 2006 under PRC law.

In August 2006, the company obtained an exclusive operating license from the local government for the construction and development of a gas pipeline network and gas supply in the county for 30 years.

Wuyaun Zhongran

On December 16, 2009, Willsky Development, Ltd., a British Virgin Islands company and our wholly-owned subsidiary (“Willsky” or the “Transferee”), entered into an Equity Interest Purchase  Agreement (the “Agreement”), to acquire all of the outstanding equity interest of Wuyuan County Zhongran Gas Inc. a PRC company (“Wuyaun Zhongran”), from Flying Dragon Investment Management Limited (the “Transferor”).

The effectiveness of the Agreement was subject to the approval of the Board of Directors of the Transferee which approval was granted on December 2, 2009.

Under the Agreement, Wuyaun Zhongran agreed to purchase 100% of the outstanding equity interest of Wuyaun Zhongran for a total purchase price of RMB 6,000,000 (approximately $877,477 US Dollars) which purchase price is based on an appraised value of Wuyaun Zhongran as of  September 30, 2009.  The purchase price will be adjusted to reflect the appraised value of the assets as of the closing date.  The closing of the transaction is subject to board approval.

The following conditions are required to be satisfied prior to the closing of the transaction:

1)
All necessary permits, consents, licenses, approvals or authorizations, relating to the legality, validity or enforceability of the sale of the transferred equity shall have been issued by the relevant government authorities, departments or other organizations;

2)	All the necessary processes, formalities and procedures relating to the transfer of the transferred equity shall have been completed or performed; and
3)	The transfer of the equity shall not result in the loss by Wuyaun Zhongran of the right to operate the urban gas pipeline.

The purchase price is payable in three installments. The first installment of 27.5% of the total purchase price is payable within 5 business days of the satisfaction of the following conditions:

1)
receipt of written confirmation for the relevant government authority that following the transfer Wuyaun Zhongran will continue to have the continuous and uninterrupted right to operate the local urban gas pipeline project; and

2)
the proposed equity transfer shall have been approved by the board of directors and shareholders of Wuyaun Zhongran all other necessary procedure required by law or its charter documents shall have been obtained. This condition has been satisfied.

The governmental confirmation referred to in 1 above conditions has been obtained but is subject to the condition that it will be revoked in the event the gas pipeline is not operational prior to July 2010.

The above conditions were required to be satisfied before December 20, 2009, otherwise Willsky is entitled to terminate the agreement and the transferor shall be required to pay the Transferee RMB 500,000 Yuan as penalty and indemnify the transferor for any losses.

The process of completing the equity transfer will not begin until three business days after the delivery of the first installment.  If payment of the first installment is not made the agreement will be terminated.  Following receipt of the first payment Transferor must complete the following conditions otherwise the obligation to pay the second installment will terminate:

1)	complete the necessary registration procedures relating to the equity transfer before December 31, 2009 and obtain the new business license;
2)	assist Wuyaun Zhongran to obtain the Land use right certificate for the land used for the vaporizing station;
3)	assist Wuyaun Zhongran to obtain all necessary approvals and permits for the environmental assessment, plan, construction, safety evaluation and other procedures;
4)
release public statements in the local media (after consulting with and obtaining  prior approval Wuyaun Zhongran) to announce that neither the Transferor or  Wuyaun Zhongran is not subject to any pending litigation or arbitration or event or circumstance that might result in the  freezing or seizure of possession or their assets and that none of such events are threatened;

5)	Wuyaun Zhongran shall not be subject to any outstanding guarantee or mortgages provided for the benefit of any third party;
6)
prior to the completion of the transfer, all rights, liabilities (contingent or otherwise) and obligations (including accounts payable) with respect to contracts entered into prior to the transfer of  the equity of Wuyaun Zhongran shall be transferred to and assumed by the Transferor and Transferee shall be indemnified against any such losses;

7)
Transferor shall assist in handling the other alteration registration procedures other than AIC alteration registration for the equity transfer, including but not limited to alteration of tax registration, bank and other procedure other relevant departments request;

8)	Transferor shall provide the lists of creditors' rights and obligations to the Transferee;
9)	Transferor and the Wuyaun Zhongran shall assist the Transferee to complete the transfer of the assets;
10)
Transferor shall deliver to the Transferee all company stamps, certificates, licenses, government permits and documents and materials of engineering, finance, human resources and business contracts relating to the operation of the business of Wuyaun Zhongran; and

11)	The transfer of the equity shall be complete; including delivery of shareholder certificates.

The second installment consists of 52.5% of the total purchase price and is payable on April 30, 2010, subject to prior completion of the following additional conditions:

1)	All procedures requested for the first installment are completed without any interruption to the business and operations of Wuyaun Zhongran;
2)	Transferor shall have assisted Wuyaun Zhongran to obtain the approvals and permits for the construction, environmental assessment, safety evaluation and other procedures for the gas project;
3)	Wuyaun Zhongran shall have obtained the land use right certificate;
4)	Transferor shall deliver the originals of the above documents or satisfaction of above conditions.

The above conditions shall be satisfied or completed before April 30, 2010, otherwise the Transferee is entitled to terminate this Agreement and the Transferor shall pay the Transferee RMB 300,000 Yuan as penalty and indemnify the transferor for any losses.

The Transferor has agreed to assist Transferee to obtain all the approvals and permits required for the planning, construction, environmental assessment, safety evaluation and other procedures of the gas project of Wuyaun Zhongran before April 30, 2010.  If the Transferor breaches this obligation, Transferee is entitled to reduce the purchase price payable by Renminbi 100,000Yuan or to request Renminbi 100,000 Yuan as compensation for breach of this agreement by the Transferor.

The Transferor has agreed to assist the Target Company to obtain the Land Use Right Certificate at the request of the Transferee on April 30, 2010. If the Transferor fails to fulfill the foregoing obligations before the second installment payment, then the Transferee is entitled to reduce the amount of Renminbi  100,000  Yuan from the purchase price or to request Renminbi 100,000 Yuan as compensation of breach of Agreement from the Transferor.

Transferor has agreed to assist Wuyaun Zhogran to pay the full amount of registered capital or reduce the registered capital to  HK Dollars 10 MM before April 30, 2010.  If the Transferor fails to fulfill this obligation, Transferee is entitled to reduce the purchase price payable by Renminbi 100,000 Yuan or to request Renminbi 100,000 Yuan as compensation of breach of this agreement by the Transferor.

Transferor has agreed to ensure that before the completion of the equity transfer in order to maintain the continuity of the personnel of Wuyaun Zhogran, the hiring of new staff, salary adjustments or other changes shall not occur subject to certain permitted exceptions. Transferor has also agreed that new construction advances shall not be made subject to certain permitted exceptions. Transferee is entitled to deduct from the purchase price any losses for any breach these obligations.

The Agreement also contains representations and warranties by the Transferor customary for transactions of this nature the breach of which give the Transferee the right to deduct RMB 500,000 from the purchase price.   Further, the Transferee is entitled to be fully indemnified in the event of fraud or a material omission by Transferor. A breach of representation or warranty by either party gives the non breaching party the right to terminate the contract and sue for compensation.

The third and final installment is 20% of the purchase price.  In order to ensure the smooth transition of the business and operations of Wuyaun Zhongran the Transferee will keep the third installment as a deposit, which will be paid to the Transferor on August 31, 2010 on condition that all of the pre-transfer liabilities were assumed by the Transferor and the target company shall be free of all pre transfer liabilities.

Wuyuan Zhongran is primarily engaged in the business of the supply of natural gas and  the construction and development of a gas pipeline network in urban areas.  It is incorporated November 31, 2006 under PRC laws.

In December, 2006, the company obtained an exclusive operating license from the local government for the construction and development of a gas pipeline network and gas supply in the county for 30 years.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2009

CHINA NEW ENERGY GROUP COMPANY (Registrant)

By:	/s/ Yangkan Chong
Yangkan Chong
Chief Executive Officer